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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the caption "Experts" in the Registration Statement.

Our report refers to a change to the cumulative deferral method of revenue recognition for licensing arrangements.


                                                       /s/ KPMG LLP

                                                       KPMG LLP

Minneapolis, Minnesota
July 2, 2001